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                                                                  Exhibit 10.232

            FIRST AMENDMENT TO GENERAL LOAN AND SECURITY AGREEMENT
            ------------------------------------------------------
                          (Receivable Loan Facility)

     THIS First Amendment to General Loan and Security Agreement (Receivable
Loan Facility) (the "Amendment") is made as of this     day of July, 2001, by
and between STEAMBOAT SUITES, INC., a Colorado Corporation, PREFERRED EQUITIES CORPORATION, a Nevada corporation and BRIGANTINE PREFERRED PROPERTIES, INC., a Nevada corporation, each having an address of 4310 Paradise Road Las Vegas, Nevada 89109 (hereinafter collectively referred to as "Debtor"); and TEXTRON FINANCIAL CORPORATION, a Delaware Corporation, having an address of 333 East River Drive, East Hartford, CT 06108 (hereinafter referred to as "Lender")

                                   RECITALS

     As of this date, Lender's affiliate, Dorfinco Corporation, has extended to Preferred Equities Corporation an inventory loan facility of up to $3,400,000 pursuant to a General Loan and Security Agreement (Inventory Loan Facility-I) of August 12, 1998 and Lender has extended to Preferred Equities Corporation and Steamboat Suites, Inc. an inventory loan facility of up to $8,400,000 pursuant to a General Loan and Security Agreement (Inventory Loan Facility-II) of December 17, 1999 and to Preferred Equities Corporation and Brigantine Preferred Properties, Inc. an inventory loan facility of up to $3,700,000 pursuant to a General Loan and Security Agreement (Inventory Loan Facility-III) pursuant to which inventory loan facilities, Debtor may have outstanding at any one time an aggregate of $15,500,000 (the "Inventory Facility").

     As of this date, Lender's affiliate, Dorfinco Corporation, has extended to Preferred Equities and Colorado Land and Grazing Corp. a receivables loan facility of up to $10,000,000 pursuant to a First Amended and Restated General Loan and Security Agreement of June 30, 2001 and Lender has extended to Preferred Equities and Steamboat Suites, Inc. a receivables loan facility of up to $15,000,000 pursuant to a General Loan and Security Agreement (Receivable Loan Facility) of December 17, 1999 pursuant to which receivable loan facility, Debtor may have outstanding at any one time an aggregate of $15,000,000 (the "Receivable Facility").

     Debtor and Lender, and Lender's affiliate Dorfinco Corporation, have agreed that notwithstanding that the aggregate of the Inventory Facility and the Receivable Facility provide for fundings by Lender and Dorfinco Corporation in excess of $27,500,000, the maximum amount under the Inventory Facility and under the Receivables Facility to be extended and outstanding at any time shall be $27,500,000. It is also the intention of the Lender, Dorfinco and Debtor that the Inventory Facility and the Receivables Facility be cross collateralized and cross defaulted during the term of each loan and with any and all other indebtedness owed to Lender or Dorfinco by any Debtor.

     This Amendment modifies and amends that certain General Loan and Security Agreement (Receivable Loan Facility) dated as of December 17, 1999 (the "Existing GLSA"). The Existing GLSA established a line of credit of up to $15,000,000 for the benefit of Steamboat Suites, Inc. and Preferred Equities Corporation for the financing of Pledged Notes Receivable from the Steamboat Resort and from the Hilltop Resort (the defined terms, Pledged Notes

Receivable, Steamboat Resort and Hilltop Resort shall have the definitions contained in the Existing GLSA). The Existing GLSA, as amended herein will be referred to herein as the "Agreement".

     Debtor has requested that Lender modify certain terms of the Existing GLSA to incorporate the terms and provisions hereinafter set forth in order to expand the definition of Eligible Notes Receivables to include promissory notes and related deeds of trust and/or mortgages from Preferred Equities additional resort properties consisting of the Brigantine Inn Resort Club and Brigantine Villas in Brigantine, New Jersey and the Ramada Vacation Suites Resort at Las Vegas in Las Vegas, Nevada consisting of Grand Flamingo Terraces and Grand Flamingo Towers and Grand Flamingo Villas and Grand Flamingo Winnick, and The Ramada Vacation Suites Resort at Reno in Reno, Nevada and the Ramada Vacation Suites Resort at Indian Shores in Indian Shores, Florida and the Ramada Vacation Suites Resort at White Sands in Honolulu, Hawaii and to make certain other conforming amendments to the provisions contained therein.

     Because the resort properties consisting of the Brigantine Inn Resort Club and Brigantine Villas in Brigantine, New Jersey are owned by Brigantine Preferred Properties, Inc., this First Amendment to General Loan and Security Agreement (Receivable Loan Facility) will also evidence the assumption of all Obligations due from Steamboat Suites, Inc. and Preferred Equities Corporation as an additional Obligor.

     NOW THEREFORE, in consideration of the foregoing recitals, and in further consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto mutually agree as follows:

I.   INTERPRETATION OF AMENDMENT
     ---------------------------

A. Terms Defined
   -------------

     Capitalized terms used in this Amendment and not defined herein shall have the respective meanings specified in the Existing GLSA. As used in this Amendment, the following terms have the respective meanings specified below:

Agreement - as defined in the Recitals hereto.

Amendment or this Amendment - as defined in the Recitals hereto.

B. Directly or Indirectly
   ----------------------

     Where any provision in the Amendment refers to an action taken by any Person or which such Person is prohibited from taking, such provisions shall be applicable whether such action is taken directly or indirectly by such Person.

C. Headings
   --------

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     Section headings have been inserted in this Amendment as a matter of convenience of reference only; such section headings are not part of this Amendment and shall not be used in the interpretation of this Amendment.


II.  AMENDMENTS
     ----------

     A.   Definitions.

          1. The parties hereto mutually agree that the definition of "Association and Associations" contained in Section 1.1 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          Association and Associations -- means collectively or individually, as appropriate, the Suites at Steamboat Owners' Association, a Colorado nonprofit corporation, or any successor association thereto as provided in the Timeshare Documents relating to the Steamboat Resort, the Hilltop Resort Owners' Association, Inc., a Colorado nonprofit corporation, or any successor association thereto as provided in the Timeshare Documents relating to the Hilltop Resort, the Ramada Vacation Suites at Brigantine Inn Resort Club and Brigantine Villas Owners Association, or any successor association thereto as provided in the Timeshare Documents relating to the Brigantine Beach Club Resort, the Grand Flamingo Suites, Villas, Towers and Winnick Owners Associations, or any successor associations thereto as provided in the Timeshare Documents relating to the Grand Flamingo Resorts, the Ramada Vacation Suites Resort at Reno Owners Association, or any successor association thereto as provided in the Timeshare Documents relating to the Reno Spa Resort, the Ramada Vacation Suites Resort at Indian Shores Owners Association, or any successor association thereto as provided in the Timeshare Documents relating to the Indian Shores and the Ramada Vacation Suites Resort at White Sands Owners Association, or any successor association thereto as provided in the Timeshare Documents relating to the White Sands Resort.

          2. The parties hereto mutually agree that the definition of "Building" contained in Section 1.1 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          Building -- means Building A and/or Building B, Building I and/or any other residential buildings of the Resorts consisting of residential units as provided for under the Declarations.

          3. The parties hereto mutually agree that the definition of "Debtor" contained in Section 1.1 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          Debtor - means, collectively or individually as the context requires, and on a joint and several basis, each of Preferred Equities Corporation, Steamboat Suites, Inc. and/or

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     Brigantine Preferred Properties, Inc.

          4. The parties hereto mutually agree that the definition of "Declarations" contained in Section 1.1 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          Declaration or Declarations -- means collectively and individually the Declarations of Condominium and Timeshare applicable to each of the Resorts.

          5. The parties hereto mutually agree that the definition of "Declarant" contained in Section 1.1 of the Existing Agreement is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          Declarant -- the status of the Debtor as the declarant under applicable law and under the respective Declaration and the Articles of Incorporation and By-Laws of the respective Associations.

          6.  The parties hereto mutually agree to add a new definition to
Section 1.1 of Inventory Facility to read as follows:

          Inventory Facility - The Dorfinco Corporation loan to Preferred Equities Corporation of up to $3,400,000 pursuant to a General Loan and Security Agreement (Inventory Loan Facility-I) of August 12, 1998 and the Textron Financial Corporation loan to Preferred Equities Corporation and Steamboat Suites, Inc. of up to $8,400,000 pursuant to a General Loan and Security Agreement (Inventory Loan Facility-II) of December 17, 1999 and the Textron Financial Corporation loan to Preferred Equities Corporation and Brigantine Preferred Properties, Inc. of up to $3,700,000 pursuant to a General Loan and Security Agreement (Inventory Loan Facility-III).

          7. The parties hereto mutually agree that the definition of "Loan" contained in Section 1.1 of the Existing Agreement is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

     Loan -- means the Receivables Facility and the Inventory Facility.

          8. The parties hereto mutually agree that the definition of "Obligations" contained in Section 1.1 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          Obligations -- means all sums now or hereafter loaned, advanced or incurred by the Lender or Dorfinco Corporation to or on behalf of the Debtor under this Agreement, the Inventory Facility, the Receivables Facility or any other Security Document (including, without limitation, accrued and unpaid interest, unpaid prepayment premium and Loan Costs) and the full, prompt and complete performance of all obligations owed by, or undertakings or indemnities of, Debtor arising hereunder or thereunder.

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

          9. The parties hereto mutually agree that the definition of "PEC Obligations" contained in Section 1.1 of the Existing GLSA is hereby deleted in its entirety.

          10. The parties hereto mutually agree that the definition of "Pledged Note Receivable Deed of Trust" contained in Section 1.1 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          Pledged Note Receivable Deed of Trust -- with respect to any Pledged Note Receivable financing the purchase of a Timeshare Interval means a deed of trust or mortgage as the case may be, in form and substance reasonably acceptable to the Lender, (a) which deed of trust or mortgage shall have created a first priority Lien in and to such Timeshare Interval, (b) which deed of trust or mortgage shall have been duly recorded (and all fees and taxes in connection therewith paid by the Debtor) in the appropriate land records, (c) the original of which deed of trust or mortgage, which shall contain an appropriate official acknowledgement of its due recordation in the appropriate local land records, shall have been delivered to the Lender by the Debtor, provided that if such original deed of trust or mortgage has been delivered for recordation but has not yet been returned to the Debtor, the Debtor shall deliver to the Lender a copy of such original deed of trust or mortgage, certified by the Debtor to be a true copy, together with a certificate of the Debtor certifying that such original deed of trust or mortgage has been delivered for recordation, provided, further, that the Debtor shall deliver to the Lender the original deed of trust or mortgage containing an official acknowledgement of its due recordation within 60 days of the purchase of the related Timeshare Interval, (d) which deed of trust or mortgage shall have been assigned to the Lender by the Debtor pursuant to an assignment, in form and substance reasonably acceptable to the Lender (and such assignment shall have been duly recorded {and all fees and taxes in connection therewith paid by the Debtor} in the appropriate land records) and (e) in respect of which deed of trust or mortgage a mortgagee's title insurance policy shall have been issued by a title insurance company acceptable to the Lender and delivered to the Lender (each such mortgagee's title insurance policy shall be in form and substance reasonably satisfactory to the Lender and its counsel {all exceptions thereto, other than Permitted Exceptions, being subject to the approval of the Lender and its counsel} and shall name the Lender, by way of an endorsement thereto {which endorsement shall have been delivered to the Lender}, as the insured party thereon, and the amount of coverage provided by each such mortgagee's title insurance policy shall not be less than the principal amount of such Pledged Note Receivable.

          11. The parties hereto mutually agree that the definition of "Receivable Borrowing Base" contained in Section 1.1 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

     Receivables Borrowing Base --  means, at any time, the lesser of

          (a) the remainder of (i) $27,500,000 minus (ii) the principal amount of the Obligations outstanding under the Inventory Facility minus (iii) Obligations outstanding under the Dorfinco Corporation First Amended and Restated General Loan and Security

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

     Agreement dated as of June 30, 2001 with Preferred and Colorado Land and Grazing Corp., provided however such remainder shall not exceed $15,000,000; and

          (b) balances of all Eligible Notes Receivable outstanding at such time plus (ii) 90% of the aggregate of the unpaid principal balances of all Eligible Notes Receivable in respect of which at least three or more scheduled monthly installment payment shall have been made.

          12. The parties hereto mutually agree to add a new definition to
Section 1.1 of Receivable Facility to read as follows:

          Receivable Facility -- The Dorfinco Corporation loan to Preferred Equities and Colorado Land and Grazing Corp. of up to $10,000,000 pursuant to a First Amended and Restated General Loan and Security Agreement of June 30, 2001 and the Textron Financial Corporation loan to Preferred Equities and Steamboat Suites, Inc. of up to $15,000,000 pursuant to a General Loan and Security Agreement (Receivable Loan Facility) of December 17, 1999.

          13. The parties hereto mutually agree that the definition of "Release Fee" contained in Section 1.1 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          Release Fee - as appropriate for the Unit being financed, as defined in the Inventory Loan Agreement or in the Preferred Equities Corporation and Brigantine Preferred Properties, Inc. General Loan and Security Agreement (Inventory Loan Facility-III).

          14. The parties hereto mutually agree that the definition of "Release Price" contained in Section 1.1 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          Release Price -- means, with respect to any Unsold Inventory Timeshare Interval, $3,075 for an interval in the Steamboat Resort or the Hilltop Resort or $1,350 in the case of an interval in any other Resort.

          15. The parties hereto mutually agree that the definition of "Resort or Resorts" contained in Section 1.1 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          Resort or Resorts -- collectively and individually, as applicable, means and includes without limitation, all of the currently existing and hereafter created buildings, Units, Timeshare Intervals, Common Amenities, and improvements of every nature now or hereafter situated on or serving the Hilltop Resort, the Steamboat Resort, the Ramada Vacation Suites at Brigantine Beach Resort (consisting of Brigantine Inn Resort Club and Brigantine Villas in Brigantine, New Jersey and the Ramada Vacation Suites Resort at

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     Las Vegas consisting of Grand Flamingo Terraces and Grand Flamingo Towers
     and Grand Flamingo Villas and Grand Flamingo Winnick, Las Vegas, Nevada and The Ramada Vacation Suites Resort at Reno, Reno, Nevada and the Ramada Vacation Suites Resort at Indian Shores, Indian Shores, Florida and the Ramada Vacation Suites Resort at White Sands, Honolulu, Hawaii.

          16. The parties hereto mutually agree that the definition of "Unsold Inventory Timeshare Interval" contained in Section 1.1 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          Unsold Inventory Timeshare Interval -- means, at any time, any Timeshare Interval arising out of a Unit, which Timeshare Interval shall, as at such time, not have been released from the Lien of any Deed of Trust in favor of Lender to which such Timeshare Interval was subjected under the Inventory Facility.

     B.   Terms, Conditions and Covenants.

          1. The parties hereto mutually agree that Section 2.1(b) of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          2.1(b) Lending Limit: Debtor acknowledges, agrees and confirms that the obligations of Lender after giving effect to all participations in connection with the Loan shall be limited to a maximum aggregate principal amount of $20,000,000. Debtor further acknowledges, agrees and confirms that the obligation of Lender to make the full amount of the Receivable Loan shall be subject to Lender participating $7,500,000 of the Receivable Loan.

          2.      The parties hereto mutually agree that the 4/th/ paragraph of
Section 2.2(b) of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          The Debtor and the Lender intend to comply at all times with applicable usury laws. All agreements between the Debtor and the Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of any Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the Lender exceed the maximum amount permissible under applicable law, or in the absence of a maximum allowable rate under applicable law, then, 45% per annum (the "Maximum Rate"). The Lender may, in determining the Maximum Rate in effect from time to time, take advantage of any law, rule or regulation in effect from time to time available to the Lender which exempts the Lender from any limit upon the rate of interest it may charge or grants to the Lender the right to charge a higher rate of interest than that otherwise permitted by applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lender in excess of the Maximum Rate, the interest payable to the Lender shall be reduced to the Maximum Rate; and if from any

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

     circumstance the Lender shall ever receive anything of value deemed interest by applicable law in excess of the Maximum Rate, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Inventory Loan and the Receivable Loan and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Loan, such excess shall be refunded to the Debtor. All interest paid or agreed to be paid to the Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal so that the interest on the Inventory Loan and the Receivable Loan for such full period shall not exceed the Maximum Rate. The Debtor agrees that in determining whether or not any interest payment under the Security Documents exceeds the Maximum Rate, any non-principal payment (except payments specifically described in the Security Documents as "interest") including without limitation, prepayment fees and late charges, shall to the maximum extent not prohibited by law, be an expense, fee or premium rather than interest. The Lender hereby expressly disclaims any intent to contract for, charge or receive interest in an amount which exceeds the Maximum Rate. The provisions of this Agreement, the Notes, and all other Security Documents are hereby modified to the extent necessary to conform with the limitations and provisions of this paragraph, and this paragraph shall govern over all other provisions in any document or agreement now or hereafter existing. This paragraph shall never be superseded or waived unless there is a written document executed by the Lender and the Debtor, expressly declaring the usury limitation set forth in this paragraph to be null and void, and no other method or language shall be effective to supersede or waive this paragraph.

          3. The parties hereto mutually agree that Section 3.3 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          3.3     Financing Statements.

          The Debtor agrees, at its own expense, to execute the financing statements required by the Colorado Uniform Commercial Code together with any and all other instruments or documents and take such other action, including delivery of such instruments and documents, as may be necessary to perfect, and to continue the perfection of, the Lender's security interest and Liens in the Collateral and, unless prohibited by law, the Debtor hereby authorizes the Lender to execute and file any such financing statement on the Debtor's behalf. In those jurisdictions where, Revised
     Article 9 is adopted and in effect, Secured Party may file such financing statements, continuation statements or amendments without the signature of the Debtor based upon Debtor's execution of this Agreement as an "Authenticated Document". The parties agree that a legible carbon, photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

          4. The parties hereto mutually agree that Section 3.4 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

     3.4  Location of Collateral; Books and Records.

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

          All tangible Collateral (other than Collateral delivered to the Lender and other than certain Books and Records which may be kept on Debtors' premises in Las Vegas, Nevada) which is personal Property is to remain, at all times, on the premises of the Debtor in Steamboat Springs, Colorado, Las Vegas, Nevada, Reno, Nevada, Brigantine, New Jersey, Indian Shores, Florida or Honolulu, Hawaii as applicable to each Resort and the Debtor represents and warrants to the Lender that all of the currently existing tangible Collateral is now located there, and the Debtor will not transfer the Collateral from such premises to other locations without the prior written approval of the Lender. The Debtor shall, upon receipt of a written request therefor from the Lender, deliver to the Lender, then current copies of all computer tapes, disks, software and micro-fiche records constituting, in whole or in part, the Books and Records.

          5. The parties hereto mutually agree that Section 3.5(b) of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          3.5(b) Condominium/Timeshare Insurance Proceeds. The Lender acknowledges that application of all or a portion of any proceeds of insurance may be subject to the applicable State Condominium Ownership Act, the applicable State Common Interest Ownership Act and the terms and provisions of the Declaration, and the foregoing requirements in this
     Section 3.5 shall be subject thereto (unless such laws may be modified by agreement and have been so modified). For so long as the Inventory Loan shall remain outstanding, any proceeds of insurance payable by the Association, any manager retained by it or by the Declarant in respect of any Unit or Timeshare Interval to the Debtor under the Declaration, the Association's Articles of Incorporation or By-Laws or under applicable Colorado law shall be promptly paid and/or turned over to the Lender as proceeds of the Collateral and applied either in accordance with applicable Colorado law or, if no such requirement exists, to the prepayment of the Loan without prepayment premium (after deducting therefrom all out-of-pocket costs and expenses of the Lender in respect thereof), first, as provided in the Inventory Loan Agreement and second, as provided in Section 2.3(c) hereof. Without limiting the immediately preceding sentence, any proceeds of insurance in respect of any Unit or Timeshare Interval received by the Debtor or received by the Debtor as Declarant or received by the Association at a time during which

               (i) the Debtor (as Debtor or as Declarant) or any Affiliate shall be the only owner or owners of Units or Timeshare Intervals, or

               (ii) the insurance provisions of the Declaration shall have been suspended,

     shall be promptly paid and/or turned over to the Lender (and the Debtor, as Debtor or as Declarant, shall cause such payment and/or turnover) as proceeds of the Collateral and applied (after deducting therefrom all out-of-pocket costs and expenses of the Lender in respect thereof) first, as provided in the Inventory Loan Agreement and second, as provided in
     Section 2.3(c) hereof.

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

          6. The parties hereto mutually agree that the first sentence of subsection (c) of Section 3.5 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          Subject to the terms, provisions and requirements of the Declaration and any applicable state law and to the extent that clause (b) above shall not be applicable, the Lender is hereby irrevocably authorized and appointed the agent and attorney-in-fact of the Debtor (with full right of substitution) to adjust or compromise any insured loss in respect of the Resort and to collect and receive the proceeds from any such policy in respect of any such loss, which appointment shall be deemed to be coupled with an interest.

          7. The parties hereto mutually agree that Section 3.5(c)(i) of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          3.5(c)(i)   if an Event of Default shall then exist, apply such net
     insurance proceeds first, as provided in the Inventory Loan Agreement and second, as provided in Section 2.3(c) hereof;

          8. The parties hereto mutually agree that Section 3.5(c)(ii)(B) of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

     3.5(c)(ii)(B)    the Lender shall apply such net insurance proceeds first,
     as provided in the Inventory Loan Agreement and second, as provided in
     Section 2.3(c) of this Agreement, if the Lender shall not have received the written confirmation referred to in sub-clause (A)(1) above within the time period required therefor or if the Debtor shall have informed the Lender, in writing, of its intention not to rebuild, repair and restore the Resort or the Lender shall have determined the same at any time during the rebuilding, repairing or restoration process referred to in clause (A) above;

          9. The parties hereto mutually agree that Section 3.5(c)(iv) of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          3.5(c)(iv) if no Event of Default shall then exist and if such loss shall be in respect of all, or substantially all, of the Resort, apply such net insurance proceeds first, as provided in the Inventory Loan Agreement and second, as provided in Section 2.3(c) of this Agreement.

          10.     The parties hereto mutually agree that the last paragraph of
Section 3.5 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          Any payment of insurance proceeds over to the Debtor, as provided above, shall not affect the Lien of this Agreement or any other Security Document as security for the Obligations. Notwithstanding any such loss, the Debtor shall continue to pay interest and

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

     principal at the applicable rate and amounts and at the applicable times provided in this Agreement and in the Notes. Although the Lender intends to use reasonable efforts to collect such insurance proceeds in a timely fashion, the Lender shall not be responsible for any failure to collect any proceeds due under the terms of any insurance policy, regardless of the cause of such failure. Any balance of such net insurance proceeds remaining after the aforesaid application thereof shall, if no Event of Default shall then exist, belong, or be paid to, as the case may be, the Debtor, provided that, if an Event of Default shall then exist, the Debtor shall promptly deliver any such balance to the Lender and such balance shall be applied first, as provided in Section 2.4(b) hereof and second, as provided in
     Section 2.3(c) hereof.

          11.     The parties hereto mutually agree that Subsection (a) of
Section 3.6 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          (a) Condominium/Timeshare Condemnation Compensation. Any compensation, awards, damages, claims, rights of action, proceeds, payment and other relief (collectively, "Condemnation Compensation") of, or on account of, any damage or taking of all or any part of the Resort in connection with any condemnation proceedings or any exercise of the power of eminent domain (or any conveyance in lieu of or under threat of any such taking), including, without limitation, any such Condemnation Compensation for change of grade of streets or any other injury to or decrease in the value of all or any part of the Resort payable by the Association, any manager retained by it or by the Declarant in respect of any Unit or Timeshare Interval to the Debtor under the Declaration, the Association's Articles of Incorporation or By-Laws or under any applicable state law shall be promptly paid and/or turned over to the Lender as proceeds of the Collateral and applied to first, as provided in the Inventory Loan Agreement and second, as provided in Section 2.3(c) hereof.

          12. The parties hereto mutually agree that the last paragraph of Subsection (b) of Section 3.6 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          shall be promptly paid and/or turned over to the Lender (and the Debtor, as Debtor or as Declarant, shall cause such payment and/or turnover) as proceeds of the Collateral and applied first, as provided in the Inventory Loan Agreement and second, as provided in Section 2.3(c) hereof.

          13. The parties hereto mutually agree that the first paragraph of Subsection (c) of Section 3.6 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          (c) Miscellaneous Application of Condemnation Compensation. Subject to the requirements, terms and provisions of the Declaration and any applicable state law and to the extent that clause (b) above shall not be applicable, the Lender shall be entitled to all Condemnation Compensation of, or on account of, any damage or taking of all or any part of the Resort in connection with any condemnation proceedings or any exercise of the power of eminent domain (or any conveyance in lieu of or under threat of any such taking), including, without limitation, any such Condemnation Compensation for change of grade of streets or any other injury to or decrease in the value of all or any part of the Resort.

          14.     The parties hereto mutually agree that Subsection (c)(i) of
Section 3.6 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          3.6(c)(i)   if an Event of Default shall then exist, apply such net
     Condemnation Compensation first, as provided in the Inventory Loan Agreement and second, as provided in Section 2.3(c) of this Agreement;

          15. The parties hereto mutually agree that Subsection (c)(ii)(B) of Section 3.6 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          3.6(c)(ii)(B)the Lender shall apply such Condemnation Compensation first, as provided in the Inventory Loan Agreement and second, as provided in Section 2.3(c) of this Agreement, if Lender (or its agent) shall have not received the written confirmation referred to in sub-clause (A)(1) above within the time period required therefor or if the Debtor shall have informed the Lender, in writing, of its intention not to rebuild, repair and restore the Resort or the Lender shall have determined the same at any time during the rebuilding, repairing or restoration process referred to in clause (A) above;

          16.     The parties hereto mutually agree that Subsection (c)(iv) of
Section 3.6 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          3.6(c)(iv) if no Event of Default shall then exist and if such damage or taking loss shall be in respect of all, or substantially all, of the Resort or the Resort is no longer economically viable or no longer useable to the same extent and in the same manner after such damage or taking as it was immediately prior to such damage or taking, apply such net Condemnation Compensation first, as provided in the Inventory Loan Agreement and second, as provided in Section 2.3(c) of this Agreement.

          17. The parties hereto mutually agree that the last paragraph of Subsection (c) of Section 3.6 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          The Lender may release such net Condemnation Compensation to the Debtor without affecting the Lien of this Agreement or any other Security Document as security for the Obligations. Any balance of such net Condemnation Compensation remaining after the aforesaid application thereof shall, if no Event of Default shall then exist, belong to, or be paid to, as the case may be, the Debtor, provided that, if an Event of Default shall then exist, the Debtor shall promptly deliver any such balance to the Lender and such balance shall be applied first, as provided in the Inventory Loan Agreement and second, as provided in Section 2.3(c) hereof. Notwithstanding any such condemnation, the Debtor shall continue to pay interest and principal at the applicable rate and amounts and at the applicable times provided in this Agreement and in the Notes. Although the

     Lender intends to use reasonable efforts to collect such Condemnation Compensation, in a timely fashion, the Lender shall not be responsible for any failure to collect such Condemnation Compensation, regardless of the cause of such failure.

          18. The parties hereto mutually agree that A new Section 3.15 is added to the Existing GLSA to read as follows:

     3.15  Security Agreement Transition Provisions Addressing Revised Article 9

           3.15(a)  Concerning Revised Article 9 of the Uniform Commercial Code.
                    -----------------------------------------------------------
     The parties acknowledge and agree to the following provisions of this Agreement in anticipation of the application, in one or more jurisdictions to the transactions contemplated hereby, of the revised Article 9 of the Uniform Commercial Code in the form or substantially in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Law and contained in the 1999 Official Text of the Uniform Commercial Code ("Revised Article 9").

           3.15(b)  Attachment. In applying the law of any jurisdiction in which
                    ----------
     Revised Article 9 is in effect, the Collateral shall include all of the assets of the Debtor set forth in Section 3.1 above, whether or not within the scope of Revised Article 9. The Collateral shall include, without limitation, the following categories of assets as defined in Revised
     Article 9: goods (including inventory, equipment and any accessions thereto) located in or on any Lot encumbered by a Pledged Deed of Trust, instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned and hereafter acquired. If the Debtor shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim, as defined in Revised
     Article 9, the Debtor shall immediately notify the Secured Party in writing signed by the Debtor of the brief details thereof and grant the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

           3.15(c)  Additional Grant of Security Interest in Specified Property.
                    -----------------------------------------------------------
     Debtor acknowledges and agrees that in anticipation of the possible application, in one or more jurisdictions of the revised Article 9 of the Uniform Commercial Code in the form or substantially in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Law and contained in the 1999 Official Text of the Uniform Commercial Code ("Revised Article 9") that the Debtor, in addition to the items previously described as constituting Collateral hereby gives, grants, bargains, assigns and confirms that it has granted a security interest in the following now owned or hereafter acquired and wherever located properties, assets and rights of the Debtor:

     All other goods, rights to payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, electronic chattel paper, securities and other investment property, rights to proceeds of letters of credit, letter of credit rights, supporting obligations of every nature, all tax refund claims, license fees, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, customer lists, goodwill and all licenses, permits, agreements of any kind or nature pursuant to which (i) the Debtor operates or has authority to operate, (ii) the Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others, or (iii) others possess, use or have authority to possess or use property (whether tangible or intangible) of the Debtor, and all recorded data of any kind or nature, regardless of the medium of recording, including without limitation, all software, writings, plans, specifications and schematics.

     Debtor acknowledges and agrees that, with respect to any term used herein that is defined in either (a) Article 9 of the Uniform Commercial Code as in force in the jurisdiction in which this financing statement was signed by the Debtor at the time that it was signed or (b) Article 9 as in force at any relevant time in the jurisdiction in which this financing statement is filed, the meaning to be ascribed thereto with respect to any particular item of property shall be that under the more encompassing of the two definitions.

     The Debtor further acknowledges and agrees that the grant of Collateral in this Loan and Security Agreement covers, and is intended to cover, all assets of the Debtor.

           3.15(d)  Perfection by Filing.  The Secured Party may at any time and
                    --------------------
     from time to time, pursuant to the provisions of Section 10.8 hereof, file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Debtor or words of similar effect and which contain any other information required by Part 5 of Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Debtor is an organization, the type of organization and any organization identification number issued to the Debtor. The Debtor agrees to furnish any such information to the Secured Party promptly upon request. Any such financing statements, continuation statements or amendment may be signed by the Secured Party on behalf of the Debtor, as provided in Section
     10.8 hereof, and may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

           3.15(e)  Other Perfection, etc. The Debtor shall at any time and from
                    ---------------------
     time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as the Secured Party may reasonably request for the Secured Party (a) to obtain an acknowledgment, in form and substance satisfactory to the Secured Party, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Secured Party, (b) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised Article 9 with corresponding provisions in Rev. (S)(S) 9-104, 9-105, 9-106 and 9-107 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Secured Party, and (c) otherwise to insure the continued perfection and priority of the Secured Party's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation and following the effectiveness of Revised Article 9 in any jurisdiction.

          3.15(f) Other Provisions.  In applying the law of any jurisdiction in
                  ----------------
     which Revised Article 9 is in effect, the following references to sections of existing Article 9 of that jurisdiction shall be to the Revised Article 9 Section of that jurisdiction as indicated below:

--------------------------------------------------------------------------------
Existing Article 9                Revised Article 9
--------------------------------------------------------------------------------
(S) 9-103(3)                      Rev. (S) 9-102(a)(34)
--------------------------------------------------------------------------------
(S) 9-207                         Rev. (S) 9-207
--------------------------------------------------------------------------------
(S)(S) 8-106 and 9-115 (1994)     Rev. (S)(S) 8-106 and 9-106
--------------------------------------------------------------------------------
(S) 9-504(1)(c)                   Rev. (S)(S) 9-608(a)(1)(C) and 9-615(a)(3)
--------------------------------------------------------------------------------

          3.15(g) Savings Clause.  Nothing contained in this Section shall be
                  --------------
    construed to narrow the scope of the Secured Party's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Secured Party hereunder except (and then only to the extent) mandated by Revised Article 9 to the extent then applicable.

          19. The parties hereto mutually agree that the penultimate sentence of Section 4.7 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          The Debtor shall cause all asbestos located in the Resorts to be removed by a duly licensed asbestos abatement contractor, all in accordance with applicable federal and state law.

          20.     The parties hereto mutually agree that Subsection (e) of
Section 4.22 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          (e) Sale of Timeshare Intervals. The sale, offering of sale, and financing of Timeshare Intervals (i) do not constitute the sale, or the offering of sale, of Securities subject to the registration requirements of the Securities Act of 1933, as amended, or the blue-sky securities laws of the States of Colorado, California, Nevada, New Jersey , Florida, Texas or Hawaii, (ii) are only done in the States of Colorado, California, Nevada, New Jersey , Florida, Hawaii and/or the State of Texas and will only be done in such jurisdictions where the Debtor has made all necessary filings and obtained all necessary permits to do so (and no solicitation and no advertising in respect of the sale of Timeshare Intervals that would, in either case, be in violation of applicable law is done in any other State or Province), (iii) do not violate any applicable federal, state or local consumer credit, sale rescission or usury statute, including, without limitation, any such statute of any state in which an obligor of a Note Receivable may reside, and (iv) do not violate in any material respect any other applicable federal, state or local law, statute or regulation. Without limiting the generality of the immediately preceding sentence, the Debtor has, to the extent required by its activities and businesses, fully complied with (1) all of the applicable provisions of (A) the Consumer Credit Protection Act, as amended,

     (B) the Federal Trade Commission Act, as amended, (C) all rules and regulations promulgated under the foregoing Acts, (D) the Interstate Land Sales Full Disclosure Act and the rules and regulations promulgated thereunder, (E) on and after July 1, 2001, to the extent applicable, the provisions of The Financial Services Modernization Act (Gramm-Leach-Bliley
     Act) and (F) all other applicable federal statutes and the rules and regulations promulgated thereunder pertaining to the operation of the Resort and (2) all of the applicable provisions of any law of any state (and the rules and regulations promulgated thereunder) or municipality relating to the operation of the Resort, including, without limitation, the laws, rules and regulations of the State of Colorado, the County of Routt, Colorado and the Town of Steamboat Springs, Colorado and all other applicable laws, rules and regulations of the States of Colorado, Nevada, New Jersey , Florida or Hawaii and all applicable county and local recording authorities. The sale and offering of sale of Timeshare Intervals is not effected by any home solicitations.

          21. The parties hereto mutually agree that Section 6.1 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          6.1   Requests for Advances.

          Each request for a Receivables Advance

          (a)   shall be in writing,

          (b) shall designate the principal amount of the Receivables Advance requested, the Subsequent Receivables Advance Date on which such Receivables Advance is to be made, and the account to which the proceeds of such requested Receivables Advance are to be transferred,

          (c) shall have been delivered to the office of the Lender at least 10 Business Days in advance of the Subsequent Receivables Advance Date in respect of such requested Receivables Advance,

          (d) shall be substantially in the form of Exhibit P attached to the Existing GLSA and

          (e) shall aggregate by Resort the listing of Notes Receivable and Deeds of Trust to be pledged to Lender.

          22. The parties hereto mutually agree that Section 6.2 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          6.1 Pledged Notes Receivable.

     With respect to any Receivables Advance in respect of Notes Receivable, not less than 5

     Business Days prior to such Subsequent Receivables Advance Date, the Debtor shall have:

          (a) delivered to the Lender a list by Resort of all Notes Receivable which are to be the subject of such requested Receivables Advance, together with such additional information by Resort concerning such Notes Receivable, the obligors of such Notes Receivable and the Pledged Note Receivable Deeds of Trust securing the same as the Lender may reasonably require, together with detailed computations showing borrowing availability as of such Subsequent Receivables Advance Date under the Receivables Borrowing Base;

          (b) delivered to the Lender, grouped in packages by Resort, the original of each such Note Receivable (duly endorsed to the order of the Lender) referred to in such list, together with the original Pledged Note Receivable Deed of Trust (bearing a recordation acknowledgement from the Office of the Clerk and Recorder for Routt County, Colorado, Atlantic County Recorder, New Jersey, Pinnellas County Recorder, Florida, Clark County Recorder, Nevada, Washoe County Recorder, Nevada or the Honolulu Recorder, Hawaii, as applicable) referred to in such list, and copies of all other related Timeshare Instruments in respect of each such Note Receivable, provided that, if the original Pledged Note Receivable Deed of Trust bearing a recordation acknowledgement is not then available, the Debtor may substitute therefor a copy of such Pledged Note Receivable Deed of Trust showing the recordation of the same or if such copy with such recordation noted thereon is not then available, the Debtor may deliver a copy of such Pledged Note Receivable Deed of Trust together with a certificate of an officer of the Debtor certifying the recordation information in respect of such Pledged Note Receivable Deed of Trust together with a receipt showing the payment of all recording fees in respect thereof; the Debtor agrees to promptly deliver the original thereof to the Lender upon its receipt thereof;

          (c) delivered to the Lender by a separate instrument for each Resort (substantially in the form of Exhibit Q to the Existing GLSA) assigning to the Lender all of the Debtor's right, title and interest in and to each such Note Receivable and the related Pledged Note Receivable Deed of Trust;

          (d) delivered to the Lender all filings of Uniform Commercial Code financing statements and all other filings and shall have taken all other actions necessary to perfect the Lender's security interests in and to the aforesaid Notes Receivable and such financing statements and other filings shall have been recorded and confirmation thereof received; and

          (e) delivered to the Lender either (i) a separate mortgagee's title insurance policy insuring the Lien of each of the Pledged Note Receivable Deeds of Trust in the amount of the Note Receivable (referred to in the aforesaid list) secured thereby outstanding on the Subsequent Receivables Advance Date or (ii) a blanket mortgagee's title insurance policy (in the case of the first Receivables Advance) or an endorsement to an existing blanket mortgagee's title insurance policy (in the case of any subsequent

     Receivables Advance), in either case, in respect of the Pledged Note Receivable Deeds of Trust securing the Notes Receivable referred to in the aforesaid list (which blanket policy and/or endorsement are more particularly described below) and, in either case, showing that such Pledged Note Receivable Deeds of Trust have been assigned as collateral to Lender.

          The Pledged Note Receivable Deeds of Trust and the assignments thereof to the Lender shall each have been duly recorded in the Office of the Clerk and Recorder for Routt County, Colorado, Atlantic County Recorder, New Jersey, Pinnellas County Recorder, Florida, Clark County Recorder, Nevada, Washoe County Recorder, Nevada or the Honolulu Recorder, Hawaii, as applicable in order to constitute the same a valid first Lien on the Timeshare Interval encumbered thereby and an effective assignment of the same to the Lender. The aforesaid mortgagee's title insurance policies shall be in form and substance satisfactory to the Lender and shall be issued by Chicago Title Insurance Company (or such other title insurance company as shall be satisfactory to the Lender) and shall name the Lender, by way of an endorsement thereto (which endorsement shall have been delivered to the Lender), as the insured party thereon; as an alternative to the aforesaid mortgagee's title insurance policies in respect of each Pledged Note Receivable Deed of Trust, the Debtor may maintain a blanket mortgagee's title insurance policy insuring the Lender and, by way of an endorsement thereto, add the Pledged Note Receivable Deeds of Trust to the coverage thereof, increase the amount of coverage thereunder to include the Notes Receivable secured by the Pledged Note Receivable Deeds of Trust and make such changes effective as of such Subsequent Receivables Advance Date, provided that (A) such blanket mortgagee's title insurance policy shall be in form and substance satisfactory to the Lender and shall be issued by Chicago Title Insurance Company (or such other title insurance company as shall be satisfactory to the Lender) and shall name the Lender as the insured party thereon (and no exceptions or exclusions not satisfactory to the Lender shall be included therein) and (B) such endorsement thereto shall be satisfactory to the Lender in both form and substance (and no exceptions or exclusions not satisfactory to the Lender shall be included therein, provided that, with respect to any such endorsement, any such exceptions or exclusions previously accepted in respect of such blanket mortgagee's title insurance policy shall be deemed satisfactory to the Lender). The Title Insurance Policy {Blanket} shall have been "brought down to date" and shall otherwise be acceptable to the Lender.

          The contemporaneous funding of the requested Receivables Advance and delivery of the aforesaid Collateral and title insurance endorsement and recording of the original Pledged Note Receivable Deeds of Trust and assignments thereof shall be effected by way of an escrow arrangement with Chicago Title Insurance Company (or such other title insurance company as shall be acceptable to the Lender), the form and substance of which shall be satisfactory to the Lender.

          23. The parties hereto mutually agree that the second, third and fourth sub paragraphs of subsection (c) of Section 8.2 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

                 Second, towards the payment of accrued and unpaid interest then due and payable, if any, at the Default Rate in respect of the Receivables Loan or the Inventory Loan,

                 Third, towards the payment of all other accrued and unpaid interest, if any, then due and payable in respect of the Receivables Loan or the Inventory Loan,

                 Fourth, to the payment of the principal amount of the Receivables Loan or the Inventory Loan (and any prepayment premium payable in respect thereof), and

          24.    The parties hereto mutually agree that subsection (d) of
Section 8.2 of the Existing GLSA is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

          8.2(d) Remedies Cumulative. All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of the Debtor contained in this Agreement, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule given to the Lender or contained in any other agreement between the Lender and the Debtor, heretofore, concurrently or hereafter entered into, including, without limitation, the Inventory Deed of Trust, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions or agreements of the Debtor herein contained. The failure or delay of the Lender to exercise or enforce any rights, Liens, powers or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such Liens, rights, powers and remedies, but all such Liens, rights, powers and remedies shall continue in full force and effect until the Receivable Loan and Inventory Loan and all other Obligations shall have been fully satisfied. All Liens, rights, powers and remedies herein provided for are cumulative and none are exclusive.

III. REAFFIRMATIONS
     --------------

     1. Nothing contained herein shall be construed in any manner so as to affect the validity or prior time lien of any security interest held by Lender, its successors and assigns, in any Collateral described in the Agreement.

     2. Debtor acknowledges and agrees that the Notes, Agreement, Inventory Deed of Trust, assignment of Pledged Notes Receivable, Pledged Notes Receivable Deeds of Trust and Pledged Contracts, Guaranty Agreement, Subordination Agreements, Agency Agreement and all other Security Documents (as modified herein) shall remain in full force and effect, unimpaired by this Amendment and that they are valid, binding and enforceable documents, duly executed and delivered by Debtor, and that Debtor has no offsets or defenses to the enforcement of the terms and provisions contained therein.

     3. Debtor, and as applicable, Guarantor, hereby reaffirm, restate and incorporate by this reference all of their respective representations, warranties and covenants as updated hereunder made in the Agreement (including, as amended hereby), as if the same were made as of this date and with reference to the Agreement as amended hereby. In addition, Debtor (and, as applicable, Guarantor) represents and warrants as follows:

          a. This Amendment has been duly authorized by Debtor and is the legal, valid and binding obligation of Debtor, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditor's rights and remedies generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and, as applicable with respect to Guarantor, this Amendment is the legal, valid and binding obligation of Guarantor, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditor's rights and remedies generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          b. The execution, delivery and performance of this Amendment and the documents, instruments and materials to be delivered in connection herewith and the transactions contemplated hereby do not and will not result in any breach of, or constitute a default, or result in the creation of any lien, charge or encumbrance upon the Collateral, under any provision of law, or any indenture, agreement or instrument to which Debtor or Guarantor is a party or by which the Debtor or Guarantor may be bound or affected except for liens in favor of Lender and the Pledged Notes Receivable Deeds of Trust.

          c. There are no Defaults or Events of Default pursuant to the Security Documents; Lender has fully performed its obligations under the Security Documents which Lender is required to perform as of the date hereof, and neither Debtor nor Guarantor have any defense, set-offs, claims, counterclaims or recoupments against Lender or with respect to the Loan.

     3. Debtor and Guarantor hereby reaffirm their respective obligations, agreements and undertakings as set forth in the Security Documents, and acknowledge that the Obligations, or with respect to Guarantor, the guaranteed Indebtedness defined in the Guaranty and as amended herein, are the valid, legally binding and enforceable obligations of Debtor, and Guarantor, respectively. Guarantor further agrees and affirms that the term "Debtor" as used in the Guaranty shall be and is hereby modified and amended to mean Debtor as defined herein.

IV.  CLOSING CONDITIONS AND ADDITIONAL TERMS
     ---------------------------------------

     1. The obligation of Lender to enter into this Amendment and, in addition to all of the other conditions precedent set forth in the Agreement or the other Loan Documents, to fund any further Advance pursuant to the terms hereof, shall be subject to the satisfaction of each of the following conditions precedent by no later than July 31, 2001.

          a. Debtor shall pay Lender's counsel all reasonable attorney's fees and costs incurred by such counsel in connection with the preparation of this Amendment and related documentation.

          b. Lender shall have received from Debtor fully executed original or executed counterpart originals of this Amendment.

          c. Except as provided in any certificates to the contrary, the representations and warranties contained in the Agreement and in this Amendment, and in the certifications and closing documents delivered in connection herewith, shall be true and correct in all material respects, and all covenants and agreements to have been complied with and performed by Debtor or Guarantor, shall have been fully complied with and performed to the satisfaction of Lender.

          d. Neither Debtor nor Guarantors shall have taken any action or permitted any condition to exist which would have been prohibited by any provision of the Security Documents.

          e. No Default or Event of Default shall exist immediately prior to the closing hereof, or after giving effect to such closing, or immediately after the making of any Advance requested in connection with such closing.

          f. Lender shall have received a certificate or certificates in form and substance satisfactory to it, dated as of the date hereof and signed by the president or other authorized officer of the Debtor, certifying that the conditions specified in this Amendment have been fulfilled, and "bringing down" the representations and warranties contained in the Agreement.

          g. Debtor shall deliver to Lender, and Lender shall have approved, by no later than July 31, 2001:

               1. A certificate of current good standing for each Debtor, together with copies of any amendments to the certificate of incorporation or bylaws of each Debtor since last provided to Lender, certified to be true, correct and complete by the Debtor, its secretary or assistant secretary, or the Colorado, Nevada and New Jersey Secretary's of State as may be applicable;

               2. Evidence satisfactory to Lender that all taxes and assessments, including without limitation, those specified in Section 7.1
     (a) of the Agreement, owed by or for which Debtor is responsible for collection have been paid or will be paid prior to delinquency;

               3. A certificate of the secretary or assistant secretary of each Debtor certifying the adoption by the Board of Directors thereof of a resolution authorizing specified officers of Debtor to enter into and execute this Amendment and all other documents, certificates and instruments to be executed and delivered in connection with the Amendment closing, and to consummate the transactions contemplated hereunder;

               4. A certificate of the secretary or assistant secretary of Debtor certifying the incumbency of, and verifying the authenticity of the signatures of, the officers of Debtor authorized to sign this Amendment and the other documents, instruments and materials to be executed and delivered in connection herewith;

               5. A certificate of the secretary or assistant secretary of Guarantor certifying the adoption by the Board of Directors thereof of a resolution authorizing specified officers of Guarantor to enter into and execute this Amendment and all other documents, certificates and instruments to be executed and delivered in connection with the Amendment closing, and to consummate the transactions contemplated hereunder; and

               6. A certificate of the secretary or assistant secretary of Guarantor certifying the incumbency of, and verifying the authenticity of signatures of, the officers of Guarantor authorized to sign this Amendment and the other documents, instruments and materials to be executed and delivered in connection herewith.

          h. All actions taken in connection with the execution or delivery of this Amendment, and all documents, certificates, instruments and materials relating hereto, shall be reasonably satisfactory to Lender and its counsel. Lender and its counsel shall have received copies of such documents and papers as Lender or such counsel may reasonably request in connection herewith all in form and substance satisfactory to Lender and its counsel.

          j. Debtor shall have paid all Lender fees and expenses required to be paid prior to or at the closing pursuant to this Amendment.

V.  GUARANTOR'S OBLIGATIONS
    -----------------------

          Guarantor:

          a. has reviewed this Amendment with counsel of it's choice, and accepts and consents to the terms of this Amendment and the transactions provided for herein;

          b. acknowledges and agrees that it receives material benefit and valuable consideration as a result of the transactions provided for herein or contemplated hereunder;

          c. ratifies and reaffirms the terms of its Guaranty Agreement, and all of the terms provisions, agreements, conditions and undertakings contained in the Guaranty Agreement or any of the Security Documents (as applicable to the Guarantor), all of which remain unmodified, except as modified herein and in full force and effect;

          d. acknowledges and confirms (i) its continuing obligations under the Guaranty Agreement and agrees to be bound by the terms thereof, and (ii) that it has been since December 17, 1999 and remains liable with respect to the guaranteed Indebtedness as defined and provided in its Guaranty Agreement;

          e. acknowledges and agrees that the guaranteed Indebtedness encompasses and apply to all Advances to Debtor (as Debtor is defined herein), including Advances from and after the Amendment closing date, and to all Indebtedness, including Indebtedness arising pursuant to this Amendment;

          f. is fully aware of the financial and other conditions of the Debtor (as Debtor is defined herein) and is executing and delivering this Amendment based solely upon its own independent investigation and not upon any representation or statement of Lender;

          g. except for information contained in certificates provided pursuant to V(1)(i) hereof reaffirms, restates and incorporates by this reference all of the representations, warranties and covenants made in its Guaranty Agreement as if the same were made as of this date;

          h. acknowledges that its agreements, consents and acknowledgments contained herein, and the provisions of its Guaranty Agreement (which are reaffirmed by Guarantor), are a material inducement to Lender to enter into this Amendment, and that, but for the Guaranty Agreement, and Guarantor's agreements as set forth herein, Lender would decline to enter into this Amendment; and

          i. shall deliver to Lender a certificate or certificates in form and substance satisfactory to it, dated as of the date hereof and signed by the president or other authorized officer of Guarantor, certifying that the conditions specified in this Amendment have been fulfilled, and "bringing down" the representations and warranties contained in the Guaranty Agreement.

VI.  ASSUMPTION BY BRIGANTINE PREFERRED PROPERTIES, INC.
     ---------------------------------------------------

          Brigantine Preferred Properties, Inc. by its execution below hereby acknowledges and agrees that:

          a. it has reviewed this Amendment with counsel of it's choice, assumes the Obligations owing to Lender and agrees to be jointly and severally liable with Preferred Equities Corporation and Steamboat Suites, Inc. for the repayment of all sums due under the Loan and consents to the terms of this Amendment and the transactions provided for herein;

          b. it acknowledges and agrees that it receives material benefit and valuable consideration as a result of the transactions provided for herein or contemplated hereunder;

          c. it assumes all of the terms, provisions, agreements, conditions and undertakings contained in any of the Security Documents as modified herein and in full force and effect;

          d. it is fully aware of the financial and other conditions of Preferred Equities Corporation and Steamboat Suites, Inc. and is executing and delivering this Amendment based solely upon its own independent investigation and not upon any representation or statement of Lender;

          e. it affirms all of the representations, warranties and covenants made in this Amendment as of this date; and

          f. it acknowledges that the agreements, consents and acknowledgments contained herein are a material inducement to Lender to enter into this Amendment, and that, but for the agreements as set forth herein, Lender would decline to enter into this Amendment.

VII.  MISCELLANEOUS
      -------------

          a. This Amendment is entered into for the benefit of the parties hereto, and is binding on the respective heirs, successors or assigns; provided that Debtor may not transfer or assign any of its rights or obligations under this Amendment without the prior written consent of Lender. Guarantor is a party to this Amendment solely for the purposes of affirming their respective obligations in accordance with Article V hereof.

          b. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall become effective upon Lender's receipt of one or more counterparts hereof timely executed by Debtor and Guarantor. This Amendment may not be amended or modified, and no term or provision hereof may be waived, except by written instrument signed by all of the parties hereto.

          c. Section headings have been inserted in this Amendment as a matter of convenience of reference only; such headings are not part of this Amendment and shall not be used in the interpretation of this Amendment.

          d. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF DEBTOR, GUARANTOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE OTHER SECURITY DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OF OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. EACH OF DEBTOR, GUARANTOR AND LENDER FURTHER WAIVE ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED UNLESS SUCH FAILURE TO CONSOLIDATE WOULD RESULT IN INABILITY TO ENFORCE A CLAIM. FURTHER, DEBTOR AND GUARANTOR HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR LENDER'S COUNSEL, HAS REPRESENTED EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION,

SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. DEBTOR AND GUARANTOR ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS AMENDMENT AND THE OTHER SECURITY DOCUMENTS.

          e. This Amendment and all other Security Documents shall be governed by the laws of the State of Colorado in all respects, including matters of construction, performance and enforcement.

          f. Whenever possible, the terms of this Amendment and the terms of the Agreement and all prior amendments shall be read together, but to the extent of any irreconcilable conflict, the terms of this Amendment shall govern.

     IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have set their hands and seals the day and year first above written.

ATTEST:                                     DEBTOR:
                                            STEAMBOAT SUITES, INC.

_____________________________               By:_________________________________


                                            DEBTOR:
                                            PREFERRED EQUITIES CORPORATION

                                            By:


                                            DEBTOR:
                                            BRIGANTINE PREFERRED
                                            PROPERTIES, INC.

                                            By:


                                            LENDER:
                                            TEXTRON FINANCIAL
                                            CORPORATION

_____________________________               By:_________________________________
                                            _______________________________
                                            on behalf of Lender

                                            ACKNOWLEDGED AND AGREED:

                                            GUARANTOR:
                                            MEGO FINANCIAL CORP.


_____________________________               By:_________________________________

                           CORPORATE ACKNOWLEDGMENT
                           ------------------------

STATE OF NEVADA:
COUNTY OF CLARK:

     On this, the ___ day of July 2001 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of
STEAMBOAT SUITES, INC., being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                             ___________________________________

                                             Notary Public
                                             My commission expires:


                           CORPORATE ACKNOWLEDGMENT
                           ------------------------

STATE OF NEVADA:
COUNTY OF CLARK:

     On this, the ___ day of July 2001 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of
PREFERRED EQUITIES CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                             ___________________________________

                                             Notary Public
                                             My commission expires:

                           CORPORATE ACKNOWLEDGMENT
                           ------------------------

STATE OF NEVADA:
COUNTY OF CLARK:

     On this, the ___ day of July 2001 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of
BRIGANTINE PREFERRED PROPERTIES, INC., being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                             ___________________________________

                                             Notary Public
                                             My commission expires:


                           CORPORATE ACKNOWLEDGMENT
                           ------------------------

STATE OF NEVADA:
COUNTY OF CLARK:

     On this, the ___ day of July 2001 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of
MEGO FINANCIAL CORP., being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                             ___________________________________

                                             Notary Public
                                             My commission expires:

                           CORPORATE ACKNOWLEDGMENT
                           ------------------------

STATE OF CONNECTICUT:
COUNTY OF HARTFORD:

     On this, the ___ day of July 2001 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of
TEXTRON FINANCIAL CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                             ___________________________________

                                             Notary Public
                                             My commission expires:

31